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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                                 MAY 3, 2005

                         NORTH FORK BANCORPORATION, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        1-10458                 36-3154608
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                  275 Broadhollow Road Melville, New York 11747
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (631) 844-1004

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure
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        North Fork Bancorporation, Inc. held its Annual Meeting of Stockholders on Tuesday, May 3, 2005. During the meeting North Fork's Chairman, John A. Kanas, gave a presentation highlighting certain financial data and performance trends for the full year 2004 and the most recent quarter ended 2005. This presentation is available on North Fork's website at http://www.northforkbank.com.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 3, 2005


NORTH FORK BANCORPORATION, INC.

/S/ Daniel M. Healy
-------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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